UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                      December 18, 2003 (December 3, 2003)


                           VIRILITEC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-25659                     11-3447894
        --------                    -------                     ----------
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

  62 White Street, 3rd Floor, New York, New York                  10013
     (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (011) 613 9509 9444

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and
Exchange Commission. All readers are encouraged to review this Form 8-K, including with specific reference the section entitled "Risk Factors." All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1:  CHANGE IN CONTROL

On December 2, 2003, Virilitec Industries, Inc., a Delaware corporation (the "Company"), VRLT Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), ROO Media Corporation, a Delaware corporation ("ROO Media"), and Jacob Roth and Bella Roth, each an individual (collectively, the "Virilitec Principal Stockholders"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement was approved by the board of directors of each of the Company, Merger Sub and ROO Media on December 1, 2003, December 2, 2003 and November 29, 2003, respectively, and became effective on December 3, 2003.

Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with Delaware General Corporation Law, Merger Sub was merged with and into ROO Media (the "Merger"). As a result of the Merger, all issued and outstanding shares of capital stock of ROO Media held by the stockholders of ROO Media were cancelled and converted into the right to receive an aggregate of 148,000,000 shares of common stock of the Company, the separate corporate existence of Merger Sub ceased, and ROO Media continued as the surviving corporation in the Merger as a wholly-owned subsidiary of the Company.

Prior to the Merger, the Virilitec Principal Stockholders owned approximately 72.40% of the shares of the Company's common stock. In connection with the Merger, the Company

         o issued to the former stockholders of ROO Media an aggregate of 148,000,000 shares of the Company's common stock, which constitute 93.87% of the shares of the Company's common stock; and

         o agreed to cause the resignation of the existing Directors of the Board of Directors of the Company and appoint new
                  Directors as designated by the Chairman of the Board of Directors of ROO Media.

Either of these events undertaken without respect to the other constitutes a "change in control."

On December 4, 2003, the Company issued a press release regarding the closing of the Merger and related transactions and developments. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

For more information concerning the Merger and related transactions, see: (i) the information set forth in this Form 8-K, including with specific reference "Item 2 - Acquisition or Disposition of Assets"; (ii) the Merger Agreement filed as an exhibit to this Form 8-K; and (iii) the other exhibits of this Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF ROO MEDIA CORPORATION

THE MERGER

On December 3, 2003, the Company, through Merger Sub, acquired 100% of the capital stock of ROO Media Corporation ("ROO Media"), a Delaware corporation. Pursuant to the Merger Agreement, Merger Sub was merged with and into ROO Media, with ROO Media continuing as the surviving corporation of the Merger and becoming a wholly-owned subsidiary of the Company. ROO Media is in the business of providing products and solutions to a global base of clients by enabling the broadcast of topical video content from their Internet websites. The core activities of ROO Media include the aggregation of video content, media management, hosting, and content delivery. ROO Media also operates a global network of individual destination portals under the brand ROO TV, enabling end users in different regions around the world to view video content over the Internet that is topical, informative, up to date, and specific to the region in which they live. ROO Media and its subsidiaries currently service customers based in Europe, Australia and the United States.

In connection with the Merger, the Company issued an aggregate of 148,000,000 shares of its newly authorized common stock, par value $0.0001 (the "Company Common Stock"), to the former ROO Media stockholders. In addition, the Company agreed to cause the resignation of its Directors on the Board of Directors and appoint new Directors as designated by the Chairman of the Board of Directors of ROO Media. As additional consideration for the Company Common Stock, ROO Media paid to the Company $37,500 prior to the execution of the Merger Agreement, an aggregate of $100,000 of the Company's total $162,500 of contingent liabilities as reflected on the Company's balance sheet on the Closing Date, and the Company's $62,500 debt to Jacob Roth, the Company's former Chief Executive Officer. In connection with the $62,500 payment to Mr. Roth, ROO Media entered into an agreement to pay such debt within 90 days after the Effective Date. The obligation to pay such debt is secured by the pledge of the 72,000,000 shares of the Company Common Stock issued to Robert Petty, the Chief Executive Officer of ROO Media, after the Merger.

The Merger Agreement attached hereto as Exhibit 2.1 is incorporated herein by reference and the foregoing summaries of the terms and conditions of such agreement is qualified in its entirety by reference to such agreement.

BUSINESS OF ROO MEDIA

The business of ROO Media is the provisioning of topical video content, including news, business, entertainment, fashion, movies, music and travel video, and associated services for broadcasting video over the Internet to a global base of clients. ROO Media's delivery platform supports worldwide syndication and television-style advertisement insertion programming. ROO Media was incorporated in Delaware in May 2001. Its subsidiaries are ROO Media (Aust) Pty Ltd, ROO Media Europe Ltd, ROO Broadcasting Ltd and ROO TV Pty Ltd. During 2001 and 2002, ROO Media focused on the development and refinement of its products and solutions, and only commenced the commercial selling of its solutions in 2003. As a result of ROO Media's focus on the development and rollout of product and services, turnkey infrastructure, technology, and distribution model, ROO Media established a technology platform specifically designed to provide a cost effective, robust, and scaleable solution to manage and syndicate video content over the Internet.

Media operational management and updating functions are based in Australia, where ROO Media is able to benefit from not only the substantial savings associated with the lower currency cost, but operational benefits associated with the time differences between the northern and southern hemispheres, allowing daily media content to be processed during the evening in the United States and the United Kingdom and during the daytime in Australia. As a result, ROO Media believes it has a strategic cost benefit over its competitors.

ROO Media focuses on providing technology and content solutions to the emerging and growing segment of broadcasting video over the Internet. Through technology advancements and the expansion of broadband services worldwide, the Internet now enables the viewing of video from a computer connected to the Internet. This creates a fundamental change in the way people can view media and transforms the Internet into a broadcasting platform similar to television and radio platforms. According to industry statistics, Internet access and audio and video usage over the Internet have grown substantially over the past twelve months. A recent study by Arbitron/Edison Media Research called INTERNET AND MULTIMEDIA 11: NEW MEDIA ENTERS THE MAINSTREAM reported that
Internet usage in the United States has grown five percent (5%) in the period from January 2003 to July 2003,and that currently eighty percent (80%) of Americans have access to the Internet compared to forty eight percent (48%) in July 1999. Furthermore, in July 2003, approximately 50 million Americans accessed audio or video over the Internet.

ROO Media's strategy is to develop a worldwide network of websites that utilize ROO Media's technology and content to broadcast video from individual websites. The network of websites includes third party websites that license ROO Media's technology and content as well as ROO Media's own network of websites, which are branded as ROO TV. The network is designed to be similar to a traditional satellite of cable networks that distributes content throughout the world, with the difference being it is broadcasted over the Internet rather than via television. ROO Media has already developed the technology platform and content to enable over 4,000 videos to be viewed on a daily basis by a computer user connected to the Internet who visits a website utilizing ROO Media's technology and video content. The video content available for viewing includes topical content such as news, business, entertainment, fashion, music, movies and travel. ROO Media updates the video content and distributes the content to websites receiving its services on a daily bases. The video content is supplied by content providers such as The Associated Press and Reuters Media Inc, with whom ROO Media has established relationships. ROO Media generates revenue from fees paid by the websites for ROO Media's content and technology services and, like traditional media companies, from advertising across the ROO Media network of websites.

As part of its world wide strategy to develop a network of websites, ROO Media has also developed and launched its own network of websites under the brand name ROO TV (WWW.ROOTV.COM). ROO TV operates television-style destination websites in various regions around the world, including Australia, Singapore, South Africa, the United States, and the United Kingdom. Since commencing operations in January 2003, ROO TV has provided on-demand news, business, entertainment, fashion, travel, health, music and movies videos. The ROO TV sites offer users a wide range of video content to view free of charge, via either a narrowband or broadband Internet connection. Until recently, the business of ROO TV has been operated as part of the ROO Media technology and video distribution platform based in the United States, and utilized various technologies, including video files hosted and delivered worldwide via AT&T's network. ROO TV now operates as a stand-alone business. The principal objectives of ROO TV are to open additional country-based websites in conjunction with expanding and developing the initial advertising base already secured by ROO Media. This principal objective involves the procurement and registration of suitable websites, securing increased visits to the websites, promoting the existing and new websites to world wide and local advertisers, and securing content, which encourages return and regular visits to the websites.

ROO Media has a number of established license agreements in place with content owners around the world, including The Associated Press, Reuters Media Inc, and The Australian Broadcasting Corporation (ABC). These relationships have enabled ROO Media to build a content database that hosts over 4,000 video clips on a range of topics, including news (world and regional), business, entertainment, fashion, health, music, movies and travel. The content database is updated on a daily basis. Contracts with the individual content providers are typically twelve to twenty-four months in length. The fees ROO Media pays for the content it receives can range from a flat fee per month, to a fee every time a video is viewed, to a fee whenever a video is viewed with an associated instream television-style video advertisement.

The products and services of ROO Media and its subsidiaries is broken into the following core areas:

         ROO MEDIA CONTENT SYNDICATION SOLUTIONS. ROO Media supplies its wholesale clients with a cost effective turnkey solution whereby the client receives the licensed video content they select, such as news, entertainment, etc., the technology to integrate the video into their website, daily management and updating of the content, and regular reporting on which content is being viewed. ROO Media generally receives a base fee per month from the client and a share of the advertising revenue generated on the client's website. Samples of current customers for this service include WWW.INTERNETVIDEOMAG.COM based in the United States and WWW.NCTV.COM.AU based in Australia.

         ROO MEDIA SOLUTIONS. ROO Media's platform has been designed to be flexible in accommodating various opportunities for activating video for broadcast over the Internet and accommodating emerging technologies such as wireless devices and set top boxes. The same platform, or components thereof, used by ROO Media to run the ROO network of websites can be adapted to suit the individual needs of clients with specific objectives in mind. As the profile of ROO Media within the market segment increases, organizations have increasingly approached ROO Media to aid them in addressing a variety of individual Internet broadcasting requirements. An example is B & T Weekly, a Reed Business Information publication targeted to the advertising industry. ROO Media utilizes its platform and solutions to provide a wide range of television commercials which can be viewed from the B & T Website located at WWW.BANDT.COM.AU.

         ROO MEDIA ADVERTISING PLATFORM. ROO Media has developed and implemented an advertising platform specifically designed to simultaneously provide advertisers with a targeted demographic and calculated success and ROO Media, its content providers and its wholesale clients with a substantial and additional incremental revenue stream. Specifically, this platform allows advertisers to broadcast television-style commercials lasting between 15 to 30 seconds before and after topical video clips that are most likely to be viewed by the advertisers' chosen demographic. Revenue is generated for ROO Media every time a clip is viewed. The platform has been designed to also allow for 2 to 3 minute advertorials to be included on a wholesale clients website, or as a standalone clip within certain content categories of the ROO Media content bank. Initial advertisers featuring our instream advertising have included brands such as Telstra, Saab, Sony Music, Nescafe and ING.

SALES AND MARKETING

ROO Media's direct sales force target the following market segments for its content syndication products: (1) media and newspaper chains; (2) Internet service providers; and (3) dedicated vertical websites such as entertainment websites that are potential purchasers of entertainment video content. Through its direct sales force and third party advertising agencies, ROO Media targets potential advertisers to advertise on its network of websites.

TECHNOLOGY

ROO Media's technology platform and infrastructure is largely based in the United States and is designed to be accessed and maintained from satellite offices anywhere in the world via a Virtual Private Network (VPN) over the Internet. The technology platform has been specifically designed to provide a cost effective, robust, scaleable solution to manage and syndicate video content over the Internet. The platform architecture allows for the flexible usage of a wide range of third party software, hardware and internally developed operational processes. The key components forming the platform are housed with AT&T in New York, VideoDome Networks, Inc. in California, and smaller hosting arrangements located in Texas and Atlanta, Georgia.

INTELLECTUAL PROPERTY

ROO Media does not have any registered copyrights on any software and has not completed the filing of its trademark and patent applications. ROO Media relies upon confidentiality agreements signed by its employees, consultants and third parties to protect its intellectual property. A large majority of its software was acquired from third parties. For example, ROO Media acquired the intellectual property relating to Internet satellite sports from Robert Petty, its Chief Executive Officer, who in turn acquired it from Midnight Bay Pty Ltd, in exchange for the issuance of 25 ordinary shares in ROO Media to Mr. Petty or his nominees.

PREMISES

ROO Media operates from a rented premises located at 212 Balaclava Road, North Caulfield, Victoria, Australia, and from 62 White Street, 3rd Floor, New York , New York 10013. The rental agreements are month-to-month agreements for approximately US$1,000 per month each, including expenses and taxes. ROO Media plans to relocate to a larger permanent office in Australia during the first quarter of 2004.

EMPLOYEES

ROO Media currently has seven (7) employees and consultants based in Australia and the United States. The current employees and consultant's functions are divided into three-core areas: development and media management, sales and marketing, and management and administration. With the exception of its CEO Robert Petty, ROO Media has no long-term employment contracts with any of its staff or consultants. However, ROO Media does enter into agreements with all its employees and consultants, which clearly outline the individual's job function and the treatment of confidential information.

RESEARCH AND DEVELOPMENT

ROO Media continues to pursue opportunities to improve and expand its products and services. Currently, research and development is conducted internally as well as through outsourcing agreements. ROO Media plans to consider opportunities to expand its current content categories to offer specific lifestyle, children's, sport, and educational content. It also plans to explore opportunities to further enhance its distribution and technological infrastructures to maintain its competitive position.

COMPETITION

The provisioning and streaming of digital media content over the Internet is rapidly becoming a competitive industry. While there are only a few industry participants similar to ROO Media that provide a full suite of associated products and services, there are a number of more traditional content syndicators who have entered the industry by providing their own content for streaming over their own portals. For example, Disney, Time Warner and CNN all provide access to their own content in digital format over their own destination Internet portals. There are also a number of smaller operations such as WWW.VIDEOAXS.COM, which provides wholesale syndication services, and companies like WWW.FEEDROOM.COM, which provides a destination service similar to that of ROO TV. ROO Media believes as the market segment continues to grow that new competitors will enter the market and compete directly with ROO Media.

OPERATIONAL STRATEGY

ROO Media's operational strategy for 2004 is broken into four core areas:

     o Expanding the network of websites in which ROO Media provides content and technology by expanding the ROO TV network of websites to more countries and activating new customers to its content solutions. This will be performed by ROO Media's direct sales force and resellers of our products and services in markets in the United States, Australia, United Kingdom and Asia;

     o  Acquiring   companies  or   businesses   that  have  the  potential  for
accelerating ROO Media's business model;

     o  Investing  in  research  and  development  of  products,   platform  and
technology to offer a wider range of videocontent and improved user experience for users viewing videos from ROO Media's platform; and

     o Developing awareness and relationships with advertising agencies and advertisers of the benefits of advertising on the ROO network of websites.

The implementation of the operational strategies will be dependent on raising additional capital throughout 2004

MANAGEMENT OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF ROO MEDIA

The following table sets forth information with respect to directors, executive officers and key employees of the Company as of the filing date of this Form 8-K.

NAME                                 AGE    POSITION

Robert Petty                         39     Chairman of the Board of Directors,
                                              Chief Executive Officer
Robin Smyth                          50     Director, Chief Financial Officer
Arnold A. Lipton, M.D. (1)           73     Director
Moshe Laufer (1)                     44     Director
Michael Neistat                      47     Director of ROO Media

----------
(1) Mr. Lipton and Mr. Laufer have resigned effective as of December 21, 2003, which is the date that is ten days after the mailing of the Schedule 14f-1.

ROBERT PETTY. Mr. Petty is currently the President, Chief of Executive Officer and Chairman of the Board of Directors of ROO Media Corporation and is the newly-appointed Chief Executive Officer of Virilitec Industries, Inc. as a result of the Merger. From December 2002 to June 30, 2003, Mr. Petty was a Director of A. Cohen & Co Plc. From 1999 to 2002, Mr. Petty worked in New York in various positions, including Chairman and Chief Executive Officer of Avenue Group, Inc. (AVNU). and President of VideoDome Networks, Inc, a middleware streaming media service provider. From 1997 to 1999, Mr. Petty was Manager of Electronic Business Services for e-commerce products for Telstra Corp. Mr. Petty is also on the Board of Directors of Petty Consulting Inc., ROO Media (Australia) Pty Ltd, ROO Media Europe Ltd, ROO Broadcasting Ltd, and ROO TV Pty Ltd.

ROBIN SMYTH. Mr. Smyth is the newly-appointed Chief Financial Officer of Virilitec Industries, Inc. as a result of the Merger. Mr. Smyth became involved with ROO Media Corporation in 2002 and was appointed a Director in 2003. Since 1998 he was a partner at Infinity International, a consulting and IT recruitment operation. During the period from 1990 to 1998 Mr. Smyth worked for 3 years as EVP of Computer Consultants International in the U.S. and for 5 years in London as CEO of Computer Consultants International's European operations. Mr. Smyth was Secretary and a Director of the All-States group of companies involved in merchant banking operations, where he was responsible for corporate banking activities. Mr. Smyth is also on the Board of Directors of ROO Media (Australia) Pty Ltd, ROO Media Europe Ltd and Corporate Advice Pty Ltd.

ARNOLD A. LIPTON, M.D. Dr. Lipton served as a Vice President and Scientific Advisor of the Company from August 17, 1998 to December 2, 2003. Dr. Lipton also served as a Director of the Company since August 17, 1998 and tendered his resignation on December 2, 2003, which resignation is effective as of the date that is ten days after the mailing of the Schedule 14f-1 to the shareholders of the Company. Dr. Lipton is a physician in private practice in Brooklyn, NY since 1970, with a specialty in Obstetrics and Gynecology. Dr. Lipton holds an M.D. from Lausanne Medical School, a Masters in Science from the Philadelphia College of Science, and a Bachelors of Science from the Brooklyn College of Pharmacy. Dr. Lipton is a member of the New York State Medical Society and the Kings County Medical Society.

MOSHE LAUFER. Mr. Laufer served as the Secretary/Treasurer of the Company from its inception to December 2, 2003. Mr. Laufer also served as a director of the Company since its inception and tendered his resignation on December 2, 2003, which resignation is effective as of the date that is ten days after the mailing of the Schedule 14f-1 to the shareholders of the Company. From 1995 to 1998 he has been primarily occupied with managing his investment portfolio and pursuing various personal and professional interests. From 1986 to 1995 Mr. Laufer was a licensed distributor of NY Bottling, Inc., a company engaged in the bottling and distribution of soft drinks in the Northeastern United States. Mr. Laufer is the brother-in-law of Mrs. Roth.

MICHAEL NEISTAT. Mr. Neistat has twenty years of experience in information technology and related industries. Mr. Neistat joined the Board of Directors of ROO Media Corporation and Avenue Group, Inc. (AVNU) in April 2002. Mr. Neistat resigned as a Director of Avenue Group Inc in April 2003 to focus on his role as a Director of ROO Media Corporation. From December 2002 to June 30, 2003, Mr. Neistat also served as a Director of A. Cohen & Co Plc. (LSE CHEN). From 1999 to 2001, Mr. Neistat was the Chief Operating Officer for Voicenet (Aust) Ltd. ("Voicenet"), a company listed on the Australian Stock Exchange. Mr. Neistat joined Voicenet after selling Skai Computer Systems Pty. Ltd. to Voicenet in 1999. In 1983, Mr. Neistat founded Skai Computer Systems Pty. Ltd. Mr. Neistat is currently a director of ROO Media Corporation, Thinworld Pty Limited (Aust), BESD Pty Ltd (Aust), Gaspard Nominees Pty. Ltd (Aust), Icon Retail Pty Ltd
(Aust), International Commerce Exchange Systems Pty Ltd (Aust), Neistat Superannuation Pty Ltd (Aust), and Radius Multimedium Group Pty Ltd (Aust).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     ROO Media entered into a consulting agreement with Petty Consulting, Inc. on August 1, 2001, whereby Petty Consulting, Inc. made Robert Petty available to ROO Media to serve as its Chairman, President and Chief Executive Officer. The agreement expires on August 1, 2004. Mr. Petty is the President of Petty Consulting, Inc. Mr. Petty is paid $10,000 per month for his services to ROO Media pursuant to the consulting agreement.

         On January 7, 2003, ROO Media entered into a new loan agreement with Mr. Petty to replace the loan agreement entered into with Mr. Petty dated July 29, 2001. The interest on the loan is 10% per annum and the outstanding balance as of September 1, 2003 was $601,180. Mr. Petty may demand payment of the loan upon ninety (90) days notice to ROO Media. The loan is secured by all of the assets of ROO Media.

         ROO Media also acquired the intellectual property relating to Internet satellite sports from Mr. Petty, who in turn acquired it from Midnight Bay Pty Ltd, in exchange for the issuance of 25 ordinary shares in ROO Media to Mr. Petty or his nominees. .

RISK FACTORS

RISKS RELATED TO THE MERGER

THE FORMER ROO MEDIA STOCKHOLDERS RECEIVED SUBSTANTIAL BENEFITS AS A RESULT OF THE MERGER. We have issued to the former stockholders of ROO Media shares of our common stock representing an aggregate of approximately 93.7% of the total number of shares of our common stock to be outstanding after the Merger.

THERE WAS NO FORMAL VALUATION DETERMINING THE FAIRNESS OF THE MERGER CONSIDERATION. The merger consideration was determined by arms' length negotiations between Company management and ROO Media management, but there was no formal valuation of ROO Media by an independent third party. We did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of ROO Media did not require the approval of our stockholders, we are unable to determine whether our stockholders, other than Jacob Roth and Bella Roth, our principal stockholders prior to the Merger, would have agreed with the determination by our board of directors that the terms of the merger were fair and in the best interests of our stockholders.

RISKS RELATED TO OUR BUSINESS.

WE HAVE LIMITED OPERATING HISTORY AND THEREFORE CANNOT ENSURE THE LONG-TERM SUCCESSFUL OPERATION OF OUR BUSINESS OR THE EXECUTION OF OUR BUSINESS PLAN. We are a recently-formed corporation and have limited operating history. We do not know if we will be able to successfully operate our business, or that we will be able to execute our business plan.

BECAUSE THERE CAN BE NO ASSURANCE THAT FUTURE FINANCING WILL BE AVAILABLE TO US, WE CANNOT ENSURE THAT WE WILL BE ABLE TO OBTAIN THE CAPITAL NECESSARY TO IMPLEMENT OUR PLAN OF OPERATIONS. We have limited resources and may need future financing to implement our plan of operation. We cannot guarantee that we will be able to obtain any additional financing or that such additional financing, if available, will be on terms and conditions acceptable to us.

WE RELY ON OUR MANAGEMENT FOR ALL BUSINESS DECISIONS. We rely on our management to make all of our business decisions. As a result, your ownership of our common stock will not give you the right to take part in the daily management of our operations.

OUR BUSINESS MAY BE HARMED BECAUSE WE HAVE NOT COMPLETED THE FILING OF OUR TRADEMARK AND PATENT APPLICATIONS AND WE DO NOT HAVE ANY REGISTERED COPYRIGHTS. A large majority of our software was acquired from third parties. We have not registered copyrights on any software. We rely upon confidentiality agreements signed by our employees, consultants and third parties to protect our intellectual property. There can be no assurance that we can adequately protect our intellectual property or successfully prosecute potential infringement of our intellectual property rights.

WE HAVE NOT BEEN PROFITABLE AND IF WE DO NOT ACHIEVE PROFITABILITY, OUR BUSINESS MAY FAIL. We are a development stage company and to date have not been profitable. Accordingly, our failure to increase our revenues significantly or improve our gross margins will harm our business. Even if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis in the future. If our revenues grow more slowly than we anticipate, our gross margins fail to improve, or our operating expenses exceed our expectations, our operating results will suffer.

THE PRICES WE CHARGE FOR OUR PRODUCTS AND SERVICES MAY DECREASE, WHICH WOULD REDUCE OUR REVENUES AND HARM OUR BUSINESS. If we are unable to sell our products or services at acceptable prices relative to our costs, or if we fail to develop and introduce on a timely basis new products and services from which we can derive additional revenues, our financial results will suffer.

ANY FAILURE OF OUR NETWORK COULD LEAD TO SIGNIFICANT DISRUPTIONS IN OUR SERVICES BUSINESS, WHICH COULD DAMAGE OUR REPUTATION, REDUCE OUR REVENUES OR OTHERWISE HARM OUR BUSINESS. Our business is dependent upon providing our customers with fast, efficient and reliable services. To meet our customers' requirements, we must protect our network against damage from, among other things, human error, physical or electronic security breaches, computer virus, fire, earthquake, flood and other natural disasters, power loss, telecommunications failure, and sabotage and vandalism. Our failure to protect our network against damage from any of these events will harm our business.

WE DEPEND ON AN OUTSIDE THIRD PARTY TO MAINTAIN OUR COMMUNICATIONS HARDWARE AND PERFORM MOST OF OUR COMPUTER HARDWARE OPERATIONS. IF THIS THIRD PARTY'S HARDWARE AND OPERATIONS FAIL, OUR REPUTATION AND BUSINESS WILL SUFFER. Substantially all of our communications hardware and most of our computer hardware operations are located at an AT&T facility in New York. We do not have complete backup systems for these operations. A problem with, or failure of, our communications hardware or operations could result in interruptions or increases in response times on the Internet sites of our customers.

WE DEPEND ON TECHNOLOGY LICENSED TO US BY THIRD PARTIES. THE LOSS OF, OR OUR INABILITY TO MAINTAIN, THESE LICENSES COULD RESULT IN INCREASED COSTS OR DELAY SALES OF OUR PRODUCTS. We license technology from third parties, including software that is integrated with internally-developed software and used in our products to perform key functions. We anticipate that we will continue to license technology from third parties in the future. This software may not continue to be available on commercially reasonable terms, if at all. Although we do not believe that we are substantially dependent on any licensed technology, some of the software that we license from third parties could be difficult for us to replace. The loss of any of these technology licenses could result in delays in the license of our products until equivalent technology, if available, is developed or identified, licensed and integrated. The use of additional third-party software would require us to negotiate license agreements with other parties, which could result in higher royalty payments and a loss of product differentiation. In addition, the effective implementation of our products depends upon the successful operation of third-party licensed products in conjunction with our products, and therefore any undetected errors in these licensed products could prevent the implementation of our products, impair the functionality of our products, delay new product introductions, and/or damage our reputation.

IF WE ARE UNABLE TO RETAIN OUR KEY PERSONNEL, OUR BUSINESS MAY BE HARMED. Our future success depends to a significant extent on the continued services of our senior management and other key personnel. The loss of senior management or other key employees would likely have an adverse effect on our business. We do not have employment agreements with most of our senior management team. If one or more individuals from our senior management team were to resign, the loss could result in loss of sales, delays in new product development and diversion of management resources.

FAILURE TO PROPERLY MANAGE OUR POTENTIAL GROWTH WOULD BE DETRIMENTAL TO OUR BUSINESS. Any growth in our operations will place a significant strain on our resources and increase demands on our management and on our operational and administrative systems, controls and other resources. There can be no assurance that our existing personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of this growth, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base and maintain close coordination among our technical, accounting, finance, marketing, sales and editorial staffs. We cannot guarantee that we will be able to do so, or that if we are able to do so, we will be able to effectively integrate them into our existing staff and systems. We may fail to adequately manage our anticipated future growth. We will also need to continue to attract, retain and integrate personnel in all aspects of our operations. To the extent we acquire other businesses, we will also need to integrate and assimilate new operations, technologies and personnel. Failure to manage our growth effectively could hurt our business.

OTHER RISKS

WE MAY FAIL TO MEET THE EXPECTATIONS OF OUR INVESTORS AND ANALYSTS, WHICH MAY CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO FLUCTUATE OR DECLINE. Securities analysts frequently issue reports based on the results of a single quarter. Relatively poor results in one quarter could significantly and adversely influence such reports, which may in turn lead to depreciation of the market price of our common stock. Holders of our common stock must be prepared to lose most or all of their investment.

RECENTLY ENACTED AND PROPOSED CHANGES IN SECURITIES LAWS AND REGULATIONS ARE LIKELY TO INCREASE OUR COSTS. In July 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002 (the "SOX"). The purpose of the SOX is to protect investors by improving the accuracy and reliability of corporate disclosures made pursuant to the securities laws, and for other purposes. We expect these developments to increase the legal and financial compliance costs, and to make some activities more difficult. For example, we expect these developments to make it more difficult and more expensive for public companies to obtain director and officer liability insurance. These developments could make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee, and qualified executive officers. We are presently evaluating and monitoring regulatory developments and cannot estimate the timing or magnitude of additional costs we may incur as a result. Furthermore, proposed changes in the accounting rules, including legislative and other proposals to account for employee stock options as compensation expense among others, could increase the expenses that we report under GAAP and adversely affect our operating results. While we will endeavor to establish the requisite procedures and structure our corporate governance in accordance with the SOX and the rules and regulations issued by the SEC thereunder, we cannot assure you that we will be successful in this regard or that the costs we incur in doing so will not prove exorbitant.

BENEFICIAL OWNERSHIP OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF ROO MEDIA

The following table sets forth, as of December 15, 2003, information regarding the beneficial ownership of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of its outstanding Common Stock, (ii) each of its officers and directors, and (iii) all of its officers and directors as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

                                    Name and Address                   Amount and Nature
         Title of Class             of Beneficial Owner                of Beneficial Owner       Percent of Class
------------------------------------------------------------------------------------------------------------------

         Common Stock               Robert Petty                       72,000,000                45.67%
                                    3A Tollington Ave.
                                    East Malvern 3145
                                    Australia

         Common Stock               Avenue Group, Inc.                 40,000,000                25.37%
                                    15303 Ventura Blvd.
                                    9th Floor
                                    Sherman Oaks, CA 91403

         Common Stock               Midnight Bay                       25,000,000                15.86%
                                    11 Torresdale Court
                                    Toorak Victoria 3142
                                    Australia

         Common Stock               Robin Smyth                        2,200,000                 1.40%
                                    56A Essex Road
                                    Surrey Hills 3127 Victoria
                                    Australia

         Common Stock               All Directors and                  74,200,000                47.06%
                                    Executive Officers
                                    as a Group

DESCRIPTION OF SECURITIES

COMMON STOCK

In consideration for its acquisition of ROO Media in the Merger, the Company issued 148,000,000 shares of its common stock, par value $0.0001 per share (the "Common Stock") to the former holders of common stock of ROO Media.

ITEM 5.  OTHER EVENTS

CONSTITUTION OF THE BOARD OF DIRECTORS

In connection with the Merger, all the directors of the Company submitted their resignations effective as of either December 2, 2003 or December 21, 2003, which is ten days after the mailing of the Schedule 14f-1 to the shareholders of the Company. Under the terms of the Merger Agreement, the Board of Directors of the Company appointed the nominees selected by ROO Media's Chairman of the Board of Directors to the Company's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. To be filed by amendment to this Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION. To be filed by amendment to this Form 8-K.

         (c) EXHIBITS - THE FOLLOWING DOCUMENTS ARE ATTACHED AS EXHIBITS TO THIS REPORT ON FORM 8-K:

         2.1 Agreement and Plan of Merger dated as of December 2, 2003, by and among Virilitec Industries, Inc., a corporation formed under the laws of the State of Delaware, ROO Media Corporation, a corporation formed under the laws of the State of Delaware, VRLT Acquisition Corp., a corporation newly-formed under the laws of the State of Delaware and a wholly-owned and operated subsidiary of Virilitec Industries, Inc., and Jacob and Bella Roth, each an individual.

         99.1     Press Release dated December 4, 2003.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                     VIRILITEC INDUSTRIES, INC.



                                                     By: /s/ Robert Petty
                                                     Robert Petty, CEO

December 18, 2003